DEAN WITTER BALANCED GROWTH FUND
Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS January 31, 1997

DEAR SHAREHOLDER:

Despite two minor stock market corrections, the first in June/July and the second in October, the twelve-month period ended January 31, 1997 was another impressive year for the stock market, with the Dow Jones Industrial Average
(DJIA) ending the year over 6800. The Standard & Poor's 500 Composite Stock Index (S&P 500) was also strong, advancing 29.34 percent for the year, with large-capitalization stocks outperforming small-cap stocks by a wide margin.

During the same period, interest rates on intermediate-term U.S. Treasury securities were highly volatile. In early 1996, interest rates rose as economic data supported the perception that the economy had begun to accelerate. Fueled by consumer demand and reinvigorated by low mortgage rates, rebates and various incentives by the auto dealers, retail sales and housing starts soared. Declining inventories, combined with strong employment data, caused considerable consternation about a quickly rebounding economy and a possible inflation surge. By September, however, evidence of a moderating economy and the perception that the Federal Reserve Board would not take any immediate action to slow the economy enabled interest rates to decline rather sharply and quickly. This sentiment was short-lived as the economy again displayed signs of strength in December, resulting in rising interest rates.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, Dean Witter Balanced Growth Fund produced a total return of 13.44 percent for the twelve-month period ended January 31, 1997. During the same period, the Lipper Balanced Funds Index produced a return of
14.40 percent, while the S&P 500 Index and Lehman Brothers Government/Corporate Bond Index returned 29.34 percent and 2.39 percent, respectively. The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund from inception (March 28, 1995) through January 31, 1997, versus a similar investment in the issues that comprise the S&P 500 Index, Lehman Brothers Government/Corporate Bond Index and the Lipper Balanced Funds Index.

DEAN WITTER BALANCED GROWTH FUND
LETTER TO THE SHAREHOLDERS January 31, 1997, continued

On January 31, 1997, the Fund's net assets totaled more than $119 million, with approximately 63 percent invested in equities and 37 percent in fixed-income securities. At the end of the period under review, the Fund's equity component was well diversified among twenty-five stocks representing twenty-one different industry groups. Six new common stock positions were added to the equity portfolio during the year: General Motors Corp. (automotive), Banc One Corp. (banking), May Department Stores Co. (retail), Timken (manufacturing), American Brands Inc. (tobacco) and General Public Utilities (utilities).

Over the course of the past twelve months, and as cash flows permitted, the Fund purchased current-coupon mortgage-backed securities at attractive levels, enhancing the Fund's potential for higher total returns. At the end of the fiscal year, approximately 65 percent of the Fund's fixed income component was invested in mortgage-backed securities, 19 percent in U.S. Treasury securities, 7 percent in U.S. agency obligations and 9 percent in money market instruments.

LOOKING AHEAD

We expect the U.S. economy to maintain a slow-to-moderate pace for 1997, with inflation remaining at a level similar to 1996. Before taking action to slow the economy, the Federal Reserve Board is likely to look for sustained confirmation of rising inflation and a strong economy.

DEAN WITTER BALANCED GROWTH FUND

                              GROWTH OF $10,000
         DATE         TOTAL      S&P 500     LEHMAN IX       LIPPER
========================================================================
March 28, 1995       $10,000     $10,000     $10,000         $10,000
========================================================================
January 31, 1996     $12,213     $12,912     $11,429         $11,990
========================================================================
January 31, 1997     $13,854     $16,313     $11,702         $13,717
========================================================================

                         AVERAGE ANNUAL TOTAL RETURNS
                          ONE YEAR      LIFE OF FUND
              =================================================
                         13.44 (1)        19.29 (1)
              =================================================

===========================================================================
_______  Fund  _______ S&P 500 (3) ________ Lehman (4) _________ Lipper (5)
===========================================================================



Past performance is not predictive of future returns.
------------------------------------------------------

(1) Figure shown assumes reinvestment of all distributions. There is no front-end or contingent deferred sales charge.

(2) Closing value, assuming a complete redemption on January 31, 1997.

(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Balanced Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

DEAN WITTER BALANCED GROWTH FUND
LETTER TO THE SHAREHOLDERS January 31, 1997, continued

We appreciate your support of Dean Witter Balanced Growth Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 1997


 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
             COMMON STOCKS (63.1%)
             Aerospace & Defense (2.6%)
67,500       Raytheon Co. ....................................................   $ 3,096,562
                                                                               --------------
             Aluminum (2.5%)
43,000       Aluminum Co. of America .........................................     2,967,000
                                                                               --------------
             Automotive (4.9%)
91,000       Ford Motor Co. ..................................................     2,923,375
50,000       General Motors Corp.  ...........................................     2,950,000
                                                                               --------------
                                                                                   5,873,375
                                                                               --------------
             Banking (5.3%)
70,000       Banc One Corp.  .................................................     3,176,250
28,300       BankAmerica Corp. ...............................................     3,158,987
                                                                               --------------
                                                                                   6,335,237
                                                                               --------------
             Beverages -Soft Drinks (2.7%)
91,000       PepsiCo Inc. ....................................................     3,173,625
                                                                               --------------
             Chemicals (2.6%)
28,500       Du Pont (E.I.) de Nemours
             & Co., Inc. .....................................................     3,124,313
                                                                               --------------
             Computer Equipment (2.6%)
19,800       International Business Machines Corp. ...........................     3,113,550
                                                                               --------------
             Conglomerates (2.5%)
75,000       Tenneco, Inc. ...................................................     3,000,000
                                                                               --------------
             Drugs & Healthcare (2.6%)
24,500       Bristol-Myers Squibb Co.  .......................................     3,111,500
                                                                               --------------
             Electric -Major (2.5%)
29,500       General Electric Co. ............................................     3,038,500
                                                                               --------------
             Foods (2.6%)
60,500       ConAgra, Inc. ...................................................     3,055,250
                                                                               --------------
             Machinery -Agricultural (2.6%)
73,000       Deere & Co. .....................................................     3,120,750
                                                                               --------------
             Manufacturing -Diversified (2.7%)
62,000       Timken Co. ......................................................     3,193,000
                                                                               --------------
             Natural Gas (2.6%)
74,000       Enron Corp. .....................................................     3,052,500
                                                                               --------------
             Oil -Domestic (2.5%)
23,000       Atlantic Richfield Co. ..........................................     3,041,750
                                                                               --------------
             Paper & Forest Products (2.5%)
64,400       Weyerhaeuser Co. ................................................     2,930,200
                                                                               --------------
             Railroads (2.7%)
66,000       CSX Corp. .......................................................     3,201,000
                                                                               --------------
             Retail (5.1%)
82,500       Dayton-Hudson Corp. .............................................     3,104,063
68,000       May Department Stores Co.  ......................................     3,026,000
                                                                               --------------
                                                                                   6,130,063
                                                                               --------------
             Telecommunications (2.6%)
76,000       Sprint Corp. ....................................................     3,097,000
                                                                               --------------
             Tobacco (2.6%)
60,000       American Brands, Inc. ...........................................     3,060,000
                                                                               --------------
             Utilities -Electric (3.8%)
88,500       General Public Utilities Corp.  .................................     2,964,750
71,600       PG & E Corp.  ...................................................     1,628,900
                                                                               --------------
                                                                                   4,593,650
                                                                               --------------
             TOTAL COMMON STOCKS
             (Identified Cost $64,612,705) ...................................    75,308,825
                                                                               --------------








 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             U.S. GOVERNMENT & AGENCY
             OBLIGATIONS (33.7%)
             Federal National Mortgage Assoc.
$ 1,931       6.00% due 01/01/11-03/01/11 ....................................    1,859,196
    966       6.50% due 08/01/10-03/01/11 ....................................      949,473
  3,906       7.00% due 07/01/25-01/01/26 ....................................    3,822,762
  4,820       7.50% due 06/01/25-01/01/27 ....................................    4,824,391
  1,000       7.50%* .........................................................    1,000,937
    881       8.00% due 05/01/24-05/01/25 ....................................      898,248
             Government National
              Mortgage Assoc.
  3,844       7.00% due 07/15/23-01/15/27 ....................................    3,761,514
  7,952       7.50% due 06/15/24-10/15/26 ....................................    7,969,266
  3,921       8.00% due 04/15/26-08/15/26 ....................................    4,007,670
  5,500      Resolution Funding Corp.
              Coupon Strips
              0.00% due 04/15/04-01/15/08 ....................................    2,995,010
             U.S. Treasury Notes
  1,000       5.875% due 06/30/00  ...........................................      991,770
  1,000       6.25% due 01/31/02 .............................................      999,570
  1,000       6.375% due 03/31/01 ............................................    1,005,190
    500       6.50% due 04/30/97 .............................................      501,406
    400       6.625% due 03/31/97 ............................................      400,804
    500       6.875% due 03/31/00 ............................................      510,670
    400       7.125% due 02/29/00 ............................................      411,244
             U.S. Treasury Principal Strips
  1,000       0.00% due 11/15/97 .............................................      958,560
  4,500       0.00% due 11/15/04-02/15/07 ....................................    2,477,215
                                                                               --------------
              TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS
              (Identified Cost $40,456,732)  .................................   40,344,896
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 1997, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                           VALUE
--------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (3.4%)
             REPURCHASE AGREEMENT
$4,027       The Bank of New York
               5.25% due 02/03/97
               (dated 01/31/97; proceeds
               $4,028,755; collateralized by
               $5,883,705 U.S. Treasury
               Strip 0.00% due 11/15/02
               valued at $4,107,533)
               (Identified Cost $4,026,993) ................................... $  4,026,993
                                                                                ------------
TOTAL INVESTMENTS
(Identified Cost $109,096,430) (a) .........     100.2%                          119,680,714

LIABILITIES IN EXCESS OF
OTHER ASSETS ...............................      (0.2)                             (264,727)
                                                --------                        ------------
NET ASSETS..................................     100.0%                         $119,415,987
                                                ========                        ============

------------

* Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,539,807 and the aggregate gross unrealized depreciation is $955,523, resulting in net unrealized appreciation of $10,584,284.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $109,096,430)...............................   $119,680,714
Receivable for:
 Shares of beneficial interest sold...........................      1,104,633
 Interest.....................................................        243,312
 Dividends....................................................        153,764
 Investments sold.............................................         89,397
Deferred organizational expenses .............................        107,119
Receivable from affiliate ....................................          6,830
Prepaid expenses and other assets ............................         27,803
                                                               --------------
  TOTAL ASSETS ...............................................    121,413,572
                                                               --------------
LIABILITIES:
Payable for:
 Investments purchased........................................      1,615,290
 Shares of beneficial interest repurchased....................        158,327
 Plan of distribution fee.....................................         96,964
 Investment management fee ...................................         58,178
Accrued expenses and other payables ..........................         68,826
                                                               --------------
  TOTAL LIABILITIES...........................................      1,997,585
                                                               --------------
NET ASSETS:
Paid-in-capital...............................................    107,501,766
Net unrealized appreciation ..................................     10,584,284
Accumulated undistributed net investment income...............        258,337
Accumulated undistributed net realized gain...................      1,071,600
                                                               --------------
  NET ASSETS .................................................   $119,415,987
                                                               ==============
NET ASSET VALUE PER SHARE,
 9,179,945 shares outstanding (unlimited shares authorized
 of $.01 par value)...........................................         $13.01
                                                               ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1997


NET INVESTMENT INCOME:

INCOME
Interest..............................   $ 1,962,778
Dividends.............................     1,471,924
                                        ------------
  TOTAL INCOME .......................     3,434,702
                                        ------------
EXPENSES
Plan of distribution fee..............       812,219
Investment management fee.............       487,331
Transfer agent fees and expenses .....        63,006
Shareholder reports and notices  .....        54,615
Professional fees ....................        53,262
Registration fees ....................        46,419
Organizational expenses ..............        34,064
Custodian fees........................        19,243
Trustees' fees and expenses...........        11,791
Other.................................         4,910
                                        ------------
  TOTAL EXPENSES .....................     1,586,860
  LESS: AMOUNTS WAIVED/REIMBURSED  ...       (25,549)
                                        ------------
  NET EXPENSES .......................     1,561,311
                                        ------------
  NET INVESTMENT INCOME...............     1,873,391
                                        ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.....................     2,814,299
Net change in unrealized
 appreciation.........................     6,423,885
                                        ------------
  NET GAIN............................     9,238,184
                                        ------------
NET INCREASE..........................   $11,111,575
                                        ============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE PERIOD
                                                          FOR THE YEAR    MARCH 28, 1995*
                                                             ENDED            THROUGH
                                                        JANUARY 31, 1997  JANUARY 31, 1996
------------------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................    $  1,873,391      $   866,831
Net realized gain......................................       2,814,299           65,170
Net change in unrealized appreciation .................       6,423,885        4,160,399
                                                        ----------------  ----------------
  NET INCREASE.........................................      11,111,575        5,092,400
                                                        ----------------  ----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................      (1,821,421)        (694,528)
Net realized gain......................................      (1,797,082)         (10,787)
                                                        ----------------  ----------------
  TOTAL................................................      (3,618,503)        (705,315)
                                                        ----------------  ----------------
Net increase from transactions in shares of beneficial
 interest..............................................      64,326,927       43,108,903
                                                        ----------------  ----------------
  NET INCREASE.........................................      71,819,999       47,495,988

NET ASSETS:
Beginning of period....................................      47,595,988          100,000
                                                        ----------------  ----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $258,337 and $172,303, respectively).................    $119,415,987      $47,595,988
                                                        ================  ================

------------
* Commencement of operations.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997

1. Organization and Accounting Policies

Dean Witter Balanced Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth with reasonable current income. The Fund seeks to achieve its objective by investing in common stock of companies which have a record of paying dividends and have the potential for increasing dividends, securities convertible into common stock and in investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on November 23, 1994 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on March 28, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund of approximately $171,000 of which approximately $141,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager assumed all operating expenses and waived the compensation provided for in its Investment Management Agreement until the Fund had $50 million of net assets which occurred on February 9, 1996 . At January 31, 1997, included in the Statement of Assets and Liabilities is a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other selected broker-dealers under the Plan: (1) compensation to, and expenses of, account executives of DWR and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares;
(3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year in excess of 1.0% will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended January 31, 1997, the distribution fee was accrued at the annual rate of 1.0%.

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $73,510,936 and $12,486,714, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $26,501,321 and $701,577, respectively.

For the year ended January 31, 1997, the Fund incurred brokerage commissions of $44,062 with DWR for portfolio transactions executed on behalf of the Fund. At January 31, 1997, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $89,397 and $322,813, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 1997 the Fund had transfer agent fees and expenses payable of approximately $2,400.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                    FOR THE PERIOD
                                                      FOR THE YEAR                  MARCH 28, 1995*
                                                          ENDED                         THROUGH
                                                    JANUARY 31, 1997               JANUARY 31, 1996
                                              -----------------------------  -----------------------------
                                                 SHARES          AMOUNT         SHARES          AMOUNT
                                              -------------  --------------  -------------  --------------
Sold ......................................      8,783,556     $108,772,818     4,686,686     $50,974,046
Reinvestment of dividends and distributions        258,244        3,243,279        58,982         654,591
                                              -------------  --------------  -------------  --------------
                                                 9,041,800      112,016,097     4,745,668      51,628,637
Repurchased ...............................     (3,853,609)     (47,689,170)     (763,914)     (8,519,734)
                                              -------------  --------------  -------------  --------------
Net increase ..............................      5,188,191     $ 64,326,927     3,981,754     $43,108,903
                                              =============  ==============  =============  ==============

------------
* Commencement of operations.


6. FEDERAL INCOME TAX STATUS

As of January 31, 1997, the Fund had permanent book/tax differences attributable to nondeductible organizational expenses. To reflect reclassifications arising from permanent book/tax differences for the year ended January 31, 1997, paid-in-capital was charged and accumulated undistributed net investment income was credited $34,064.

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                            FOR THE PERIOD
                                            FOR THE YEAR    MARCH 28, 1995*
                                               ENDED            THROUGH
                                          JANUARY 31, 1997  JANUARY 31, 1996
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period  ..      $ 11.92            $10.00
                                         ----------------  ----------------
Net investment income...................         0.25              0.31
Net realized and unrealized gain  ......         1.33              1.88
                                         ----------------  ----------------
Total from investment operations .......         1.58              2.19
                                         ----------------  ----------------
Less dividends and distributions from:
 Net investment income..................        (0.27)            (0.27)**
 Net realized gain......................        (0.22)              --
                                         ----------------  ----------------
Total dividends and distributions ......        (0.49)            (0.27)
                                         ----------------  ----------------
Net asset value, end of period..........      $ 13.01            $11.92
                                         ================  ================
TOTAL INVESTMENT RETURN+................        13.44%            22.13%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses ...............................         1.92%(3)           -- %(2)(3)
Net investment income...................         2.31%(3)          4.25%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................      $119,416          $47,596
Portfolio turnover rate.................            16%               2%(1)

Average commission rate paid............      $0.0516               --


------------
 *     Commencement of operations.
**     Includes a capital gain distribution of $0.004.
 + Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.42% and 1.83%, respectively, for the period ended January 31, 1996, and 1.95% and 2.28%, respectively, for the year ended January 31, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER BALANCED GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Balanced Growth Fund (the "Fund") at January 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 1995 (commencement of operations) through January 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 10, 1997


------------------------------------------------------------------------------

                     1997 FEDERAL TAX NOTICE (unaudited)

       During the year ended January 31, 1997, the Fund paid to its shareholders $0.10 per share from long-term capital gains. For such period, 50.2% of the income paid qualified for the dividends received deduction available to corporations.

------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
BALANCED
GROWTH FUND


ANNUAL REPORT
JANUARY 31, 1997